Exhibit 99.2

April 30, 2008 First Quarter Results

04/30/2008 2 Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s Form 10-K filing with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

04/30/2008 3 Where to Find Materials/Archives • A replay of the conference call will be available through May 14, 2008 at (800) 475-6701 in the U.S., access code: 915250, and internationally at (320) 365-3844, access code: 915250. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

04/30/2008 4 Agenda • Yr 2008 First Quarter Results • Financial Summary • Summary Appendices Note: All ’07 data, other than as noted, for continuing operations only.

04/30/2008 5 Yr 2008 First Quarter Results

04/30/2008 6 First Quarter Highlights • Solid first quarter performance. Achieved net sales growth of 14.2% including 2.5% price increase; Adjusted EBITDA was $168.4M, up 14.6% vs. first quarter ‘07. • On a constant currency basis, net sales growth was 5.5% and Adjusted EBITDA growth was 4.6% vs. first quarter ‘07. • Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. • Slowdown in construction-related businesses in the US negatively impacted results in Performance Additives. • Price increases and continued improvement in productivity helped to achieve 19.7% Adjusted EBITDA margin as in the first quarter ‘07. • Net debt to LTM Adjusted EBITDA ratio of 3.63x.

04/30/2008 7 Yr 2008 First Quarter Summary First Quarter % Change ($M) , except EPS Yr 2008 Yr 2007 Total Constant Currency (b) Net Sales 854.0 747.7 14.2% 5.5% Adjusted EBITDA (a) 168.4 147.0 14.6% 4.6% Adj. EBITDA Margin 19.7% 19.7% 0.0 ppt Net Income - as reported 27.7 25.0 10.8% EPS (Diluted) - as reported (c) 0.36 0.33 9.0% Net Income - as adjusted (d) 44.4 27.6 60.9% EPS (Diluted) - as adjusted (c) (d) 0.58 0.37 58.3% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) For the first quarter, Yr 2008 based on share count of 76,609; Yr 2007 based on share count of 75,392: (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

04/30/2008 8 Net Sales Growth First Quarter ($M) Net Sales % Change Yr 2008 Qtr 1 854.0 Yr 2007 Qtr 1 747.7 Change 106.3 14.2% Due to (Approx.): Pricing 18.5 2.5% Currency 65.5 8.7% Volume/Mix 1 22.3 3.0% 1 Volume growth driven by bolt-on-acquisitions

04/30/2008 9 Results By Segment – First Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q1 2008 Q1 2007 Total Constant Currency (b) Q1 2008 Q1 2007 Total Constant Currency (b) Specialty Chemicals 311.7 267.9 16.3% 6.0% 80.5 68.3 17.9% 9.1% Performance Additives 211.6 184.8 14.5% 12.0% 31.2 32.6 (4.3%) (6.7%) Titanium Dioxide Pigments 125.8 116.1 8.4% (5.3%) 23.9 22.4 6.7% (6.7%) Advanced Ceramics 133.2 105.5 26.3% 11.5% 38.5 28.8 33.7% 16.7% Specialty Compounds 69.0 69.6 (0.9%) (2.9%) 8.7 8.1 7.4% 4.9% Corporate and Other 2.7 3.8 (28.9%) (36.8%) (14.4) (13.2) (9.1%) (6.8%) Total Rockwood $854.0 $747.7 14.2% 5.5% $168.4 $147.0 14.6% 4.6% Adj. EBITDA Margin 19.7% 19.7% 0.0 ppt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

04/30/2008 10 Specialty Chemicals • Fine Chemicals sales improvement driven by strong pricing and volume in Lithium. • Surface Treatment favorably impacted by - increased volumes, particularly in European automotive applications - higher selling prices - a bolt-on-acquisition made in December 2007. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b ) Yr 2008 Yr 2007 Total Constant Currency (b) First Quarter 311.7 267.9 16.3% 6.0% 80.5 68.3 17.9% 9.1% Adj. EBITDA Margin 25.8% 25.5% 0,3 ppt

Performance Additives

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
			% Change				% Change	
($M)	Yr 2008	Yr 2007	Total	Constant Currency [b]	Yr 2008	Yr 2007	Total	Constant Currency [b]
First Quarter	211.6	184.8	14.5%	12.0%	31.2	32.6	(4.3%)	(6.7%)
Adj. EBITDA Margin					14.7%	17.6%	(2.9) ppt	

- Sales growth primarily from the acquisition of the global color pigments business of Elementis plc, while Adjusted EBITDA declined mainly as a result of lower volumes of construction-related products.
  - Color Pigments acquisition of Elementis had a favorable impact on sales and Adjusted EBITDA.
  - Color Pigments and Timber Treatment were negatively impacted by lower volumes in the construction related business primarily in North America.
  - Higher raw material costs, primarily for iron-oxide and quaternary amine, had a negative impact on Adjusted EBITDA.
  - Increased selling prices in the Color Pigments and Clay-based Additives businesses favorably impacted results.

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Based on constant currencies. See Appendices.

04/30/2008

ROCKWOOD HOLDINGS, INC. 11

04/30/2008 12 Titanium Dioxide Pigments • Despite pressure on selling prices in Europe due to weak dollar, the business is maintaining margins due to improvements in product-mix and productivity. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) First Quarter 125.8 116.1 8.4% (5.3%) 23.9 22.4 6.7% (6.7%) Adj. EBITDA Margin 19.0% 19.3% (0.3) ppt

04/30/2008 13 Advanced Ceramics • Strong performance driven by increased volumes in medical and cutting tool applications. • Continued improvements in productivity helped boost margins. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) First Quarter 133.2 105.5 26.3% 11.5% 38.5 28.8 33.7% 16.7% Adj. EBITDA Margin 28.9% 27.3% 1,6 ppt

04/30/2008 14 Specialty Compounds • Decrease in sales due to lower volumes in wire and cable as well as in medical applications. • Proactive restructuring measures and the closure of a U.K. facility helped improve margins. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) First Quarter 69.0 69.6 (0.9%) (2.9%) 8.7 8.1 7.4% 4.9% Adj. EBITDA Margin 12.6% 11.6% 1.0 ppt

04/30/2008 15 Financial Summary

04/30/2008 16 Yr 2008 First Quarter Summary First Quarter % Change ($M) , except EPS Yr 2008 Yr 2007 Total Constant Currency (b) Net Sales 854.0 747.7 14.2% 5.5% Adjusted EBITDA (a) 168.4 147.0 14.6% 4.6% Adj. EBITDA Margin 19.7% 19.7% 0.0 ppt Net Income - as reported 27.7 25.0 10.8% EPS (Diluted) - as reported (c) 0.36 0.33 9.0% Net Income - as adjusted (d) 44.4 27.6 60.9% EPS (Diluted) - as adjusted (c) (d) 0.58 0.37 58.3% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) For the first quarter, Yr 2008 based on share count of 76,609; Yr 2007 based on share count of 75,392: (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

04/30/2008 17 Results By Segment – First Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q1 2008 Q1 2007 Total Constant Currency (b) Q1 2008 Q1 2007 Total Constant Currency (b) Specialty Chemicals 311.7 267.9 16.3% 6.0% 80.5 68.3 17.9% 9.1% Performance Additives 211.6 184.8 14.5% 12.0% 31.2 32.6 (4.3%) (6.7%) Titanium Dioxide Pigments 125.8 116.1 8.4% (5.3%) 23.9 22.4 6.7% (6.7%) Advanced Ceramics 133.2 105.5 26.3% 11.5% 38.5 28.8 33.7% 16.7% Specialty Compounds 69.0 69.6 (0.9%) (2.9%) 8.7 8.1 7.4% 4.9% Corporate and Other 2.7 3.8 (28.9%) (36.8%) (14.4) (13.2) (9.1%) (6.8%) Total Rockwood $854.0 $747.7 14.2% 5.5% $168.4 $147.0 14.6% 4.6% Adj. EBITDA Margin 19.7% 19.7% 0.0 ppt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

04/30/2008 18 Income Statement - Reported ($M) First Quarter Yr 2008 Yr 2007 Net Sales 854.0 747.7 Gross Profit 274.9 244.1 Gross Profit % 32.2% 32.6% Operating Income 103.9 97.7 Operating Income % 12.2% 13.1% Interest Expense net 1 - DFC and Cash (40.7) (47.1) Interest Expense - MTM of Swaps 2 (30.8) (2.8) Interest Expense, net (71.5) (49.9) Foreign Exchange (Loss) Gain 3 15.1 0.1 Other 0.4 (1.0) Income - Cont. Ops. before Taxes and Min. Interest $47.9 $46.9 Income Tax Provision 19.6 20.8 Net Income - Cont. Op. before Minority Interest $28.3 $26.1 Minority Interest in Continuing operations (0.6) (1.1) Net Income - Continuing Operations $27.7 $25.0 Discontinued Operations, net of tax - 120.3 Net Income - Reported $27.7 $145.3 1 Net of Interest Income (First Quarter: $2.2M in 2008 and $4.8M in 2007). 2 Movement in the mark-to-market valuation of interest rate hedging instuments. 3 Impact related to non-operating euro-denominated transactions Groupe Novasep / Electronics

04/30/2008 19 Reconciliation of Net Income to Adjusted EBITDA ($M) 2008 2007 Net income 27.7 145.3 Discontinued operations, net of tax - (120.3) Net income from continuing operations 27.7 25.0 Income tax provision 19.6 20.8 Minority interest in continuing operations 0.6 1.1 Income from continuing operations before taxes and minority interest 47.9 46.9 Interest expense, net 71.5 49.9 Depreciation and amortization 61.8 49.3 Sub-Total 181.2 146.1 Foreign exchange loss (gain), net (15.1) (0.1) Systems/organization establishment expenses 1.2 0.9 Restructuring and related charges 0.8 4.0 Loss (Gain) on sale of assets 0.1 (4.8) All Other 0.2 0.9 Adjusted EBITDA 168.4 147.0 First Quarter

04/30/2008 20 Earnings Per Share Net Income ($M) Diluted EPS 1 Net Income / EPS - as reported $27.7 $0.36 Non-recurring items (net of tax): Mark-to-market of Swap (Gain)/Loss 31.7 0.41 FX (Gain)/Loss on debt (17.0) (0.22) All other 2.0 0.03 Net Income / EPS - as adjusted $44.4 $0.58 1 Based on the share count of 76,609 for the first quarter 2008. First Quarter 2008

04/30/2008 21 Consolidated Net Debt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. LTM Adj. EBITDA including the acquired Elementis business on a proforma basis. (b) Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.81x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period. (c) Increase in Net Debt due to fx-rates. ($M) 12/31/2007 Leverage 03/31/2008 Leverage Balance Sheet FX-Rate 1,46 1,58 LTM Adj EBITDA (a) $626,5 $645,4 Cash (350,1) -0.56 x (298,1) -0.46 x Revolver - 0 x - 0 x Term Loans 1.736,6 2.77 x 1.752,2 2.71 x Assumed Debt 97,7 0.16 x 100,0 0.15 x Net Sr. Debt $1.484,2 2.36 x $1.554,1 2.4 x PIK Notes/S. Disc. Notes - 0.00 x - 0.00 x Sr. Sub.Notes 2011 - 0 x - 0 x Sr. Sub.Notes 2014 747,1 1.19 x 792,0 1.23 x Net Debt (b) (c) $2.231,3 3.56 x $2.346,1 3.63 x

04/30/2008 22 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec- 03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec- 06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 Net Debt / LTM Adjusted EBITDA Note: LTM Adj. EBITDA including the acquired Elementis business on a proforma basis.

04/30/2008 23 Free Cash Flow ($M) First Quarter 2008 Adjusted EBITDA $168.4 WC Change (a) (89.6) Cash Taxes (b) (12.3) Cash Interest (c) (38.4) Cash From Operating Activities $28.1 CAPEX (d) (55.5) Free Cash Flow $(27.4) (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) CAPEX net of proceeds on sale of property, plant and equipment.

04/30/2008 24 Summary

04/30/2008 25 Moving Forward • Focus portfolio. • Focus on organic growth. • +5% per year • Bolt on acquisitions. • +3% sales growth per year • Continue to improve productivity. • +3% per year • Improve financial ratios. • Debt to Adjusted EBITDA of 3.5 • Adjusted EBITDA margin of +19% • EPS growth of +15%

04/30/2008 26 Appendices

04/30/2008 27 Reconciliation of Net Income to Adjusted EBITDA Groupe Novasep / Electronics ($M) 2008 2007 Net income 27.7 145.3 Income from discontinued operations, net of tax - (4.7) Gain on sale of discontinued operations, net of tax - (115.7) Minority interest in discontinued operations - 0.1 Net income from continuing operations 27.7 25.0 Income tax provision 19.6 20.8 Minority interest in continuing operations 0.6 1.1 Income from continuing operations before taxes and minority interest 47.9 46.9 Interest expense 73.7 54.7 Interest income (2.2) (4.8) Depreciation and amortization 61.8 49.3 Restructuring and related charges 0.8 4.0 Systems/organization establishment expenses 1.2 0.9 Cancelled acquisition and disposal costs - 0.1 Inventory write-up reversal 0.4 - Refinancing expenses - 0.9 Loss (Gain) on sale of assets 0.1 (4.8) Foreign exchange loss (gain), net (15.1) (0.1) Other (0.2) (0.1) Adjusted EBITDA $168.4 $147.0 First Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - First Quarter

($M) First Quarter 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**52.7**	**5.2**	**2.1**	**18.1**	**3.6**	**(33.8)**	**47.9**
Interest expense	12.8	8.1	8.9	8.7	2.3	32.9	73.7
Interest income	(0.7)	-	-	(0.1)	(0.2)	(1.2)	(2.2)
Depreciation and amortization	16.1	16.5	12.9	11.9	2.9	1.5	61.8
Restructuring charges, net	-	0.6	-	0.2	-	-	0.8
Systems/organization establishment expenses	0.3	0.7	-	0.1	0.1	-	1.2
Inventory write-up reversal	0.4	-	-	-	-	-	0.4
Loss (gain) on sale of assets	-	-	-	0.1	-	-	0.1
Foreign exchange (gain) loss, net	(0.6)	-	-	(0.5)	-	(14.0)	(15.1)
Other	(0.5)	0.1	-	-	-	0.2	(0.2)
Adjusted EBITDA	**$80.5**	**$31.2**	**$23.9**	**$38.5**	**$8.7**	**$(14.4)**	**$168.4**

First Quarter 2007	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**46.8**	**16.0**	**4.2**	**10.8**	**3.0**	**(33.9)**	**46.9**
Interest expense	9.4	3.3	7.9	7.9	2.4	23.8	54.7
Interest income	(0.8)	(0.2)	-	0.2	(0.2)	(3.8)	(4.8)
Depreciation and amortization	12.8	12.6	10.3	9.6	2.7	1.3	49.3
Restructuring charges, net	0.2	-	-	0.1	-	3.7	4.0
Systems/organization establishment expenses	-	0.5	-	0.2	0.2	-	0.9
Cancelled acquisition and disposal costs	-	-	-	-	-	0.1	0.1
Refinancing expenses	-	-	-	-	-	0.9	0.9
Loss (gain) on sale of assets	-	0.1	-	-	-	(4.9)	(4.8)
Foreign exchange loss (gain), net	0.2	0.1	-	-	-	(0.4)	(0.1)
Other	(0.3)	0.2	-	-	-	-	(0.1)
Adjusted EBITDA	**$68.3**	**$32.6**	**$22.4**	**$28.8**	**$8.1**	**$(13.2)**	**$147.0**

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ROCKWOOD HOLDINGS, INC. 28

04/30/2008 29 Constant Currency Effect on Results – First Quarter Constant Currency basis ($M) Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Specialty Chemicals 43.8 16.3 27.7 16.1 6.0 Performance Additives 26.8 14.5 4.7 22.1 12.0 Titanium Dioxide Pigments 9.7 8.4 15.8 (6.1) (5.3) Advanced Ceramics 27.7 26.3 15.6 12.1 11.5 Specialty Compounds (0.6) (0.9) 1.4 (2.0) (2.9) Corporate and Other (1.1) (28.9) 0.3 (1.4) (36.8) Net Sales $106.3 14.2% $65.5 $40.8 5.5 % Specialty Chemicals 12.2 17.9 6.0 6.2 9.1 Performance Additives (1.4) (4.3) 0.8 (2.2) (6.7) Titanium Dioxide Pigments 1.5 6.7 3.0 (1.5) (6.7) Advanced Ceramics 9.7 33.7 4.9 4.8 16.7 Specialty Compounds 0.6 7.4 0.2 0.4 4.9 Corporate and Other (1.2) 9.1 (0.3) (0.9) (6.8) Adjusted EBITDA $21.4 14.6% $14.6 $6.8 4.6 % Change: First Quarter, 2008 versus 2007

04/30/2008 30 Earnings Per Share – Continuing Operations Net Income ($M) Diluted EPS 3 Net Income ($M) Diluted EPS 3 Net Income / EPS - as reported $27.7 $0.36 $25.0 $0.33 Non-recurring items (net of tax): Mark-to-market of Swap (Gain)/Loss 31.7 0.41 1.7 0.02 FX (Gain)/Loss on debt (17.0) (0.22) 0.0 0.00 Systems organization/establishment expenses 1.0 0.01 0.6 0.01 Restructuring 0.7 0.01 2.8 0.04 Debt Modification Cost 1 0.0 0.00 0.5 0.01 Gains on Asset Sales 2 0.0 0.00 (3.1) (0.04) Inventory write-up reversal 0.3 0.01 0.0 0.00 Other Miscellaneous One-Time Charges 0.0 0.00 0.1 0.00 Net Income / EPS - as adjusted $44.4 $0.58 $27.6 $0.37 1 Primarily consists of redemption premium related to the redemption of 10 5/8% Senior Subordinated Notes. 2 Gain mainly related to the sale of Wafer Reclaim US business. 3 Based on the share count of 76,609 for the first quarter 2008 and 75,392 for the first quarter 2007. First Quarter 2008 First Quarter 2007

04/30/2008 31 Reconciliation of Net Cash to Adjusted EBITDA ($M) 2008 2007 Net cash provided by operating activities $27.2 $64.4 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 88.5 21.6 Current portion of income tax provision 12.3 11.0 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 38.4 44.7 Restructuring and related charges 0.8 4.0 Systems/organization establishment expenses 1.2 0.9 Cancelled acquisition and disposal costs - 0.1 Costs incurred related to debt modifications - 0.9 Inventory write-up reversal 0.4 - Bad debt provision (0.3) (0.4) Losses (gains) related on sale of asset 0.1 (0.1) Other (0.2) (0.1) Total Adjusted EBITDA $168.4 $147.0 Three Months Ended Mar 31,